                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SIBONEY CORPORATION
              (Name of Registrant as Specified in Its Charter)


    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                              SIBONEY CORPORATION
                        325 N. Kirkwood Road, Suite 300
                                P.O. Box 221029
                           St. Louis, Missouri 63122

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 2003

     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on Wednesday, May 14, 2003, at 11:00 a.m., for the following purposes:

     1. To elect a board of six directors; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 21, 2003 will be entitled to vote at the meeting. A copy of the Company's 2002 Annual Report to Stockholders and the Proxy Statement for the meeting accompany this notice.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 7, 2003

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company") for use at the annual meeting of the Company's stockholders to be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on May 14, 2003, at 11:00 a.m., and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 7, 2003.

                             REVOCABILITY OF PROXY

     If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by attending the meeting and casting a contrary vote or by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy. Merely attending the meeting will not revoke a proxy.

                                  RECORD DATE

     Stockholders of record at the close of business on March 21, 2003 will be entitled to vote at the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On March 21, 2003, there were 16,996,704 shares of common stock, par value $0.10 per share ("Common Stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Indications on a proxy to withhold a vote for all nominees for election as director and broker non-votes have no effect on the results of the vote for the election of directors.

     As of March 21, 2003, the following persons were the only persons known to the Company to be the beneficial owner of more than 5% of the outstanding Common
Stock:

                                              Amount and Nature       Percent
Name and Address                           of Beneficial Ownership    of Class
----------------                           -----------------------    --------

Timothy J. Tegeler                                2,801,631(1)         16.39%
325 N. Kirkwood Road, Suite 300
St. Louis, Missouri 63122

U.S. Bancorp (2)                                  1,248,200             7.34%
601 2nd Avenue South
Minneapolis, Minnesota 55402-4302

-----------------------------------
(footnotes on following page)


                                       2


(1) Includes 1,248,000 shares (7.34%) held by the Jerome F. Tegeler Trust, of which Mr. Tegeler is a trustee together with U.S. Bank National Association, 477,500 shares (2.81%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee, and 10,000 shares owned by members of Mr. Tegeler's family. Also includes 100,000 shares which are subject to purchase upon exercise of options which are currently exercisable or exercisable within 60 days of March 21, 2003.

(2) U.S. Bank National Association, a subsidiary of U.S. Bancorp, serves as a trustee, along with Mr. Tegeler, of the Jerome F. Tegeler Trust. U.S. Bancorp and U.S. Bancorp Asset Management, Inc. each has shared voting and dispositive power with respect to 1,248,000 shares held by the trust. In addition, based upon a Schedule 13G/A, filed February 10, 2003, by U.S. Bancorp and U.S. Bancorp Asset Management, Inc., each of U.S. Bancorp and U.S. Bancorp Asset Management, Inc. has sole voting power with respect to 200 shares reported as beneficially owned.

                         ACTION TO BE TAKEN UNDER PROXY

     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy will vote the shares subject to that proxy:

     (1) FOR the election of the six persons named herein as nominees for directors of the Company to hold office for one year or until their successors have been duly elected and qualify; and

     (2) according to their judgment as to the best interests of the Company on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Should any nominee named herein for election as a director become unavailable for any reason, the persons named in the proxy will vote for the election of such other person as may be nominated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any listed nominee to be unavailable to stand for election.

                      PROPOSAL I -- ELECTION OF DIRECTORS

                        INFORMATION CONCERNING NOMINEES

     The following table indicates the names, ages, principal occupations and employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the Common Stock of the Company beneficially owned by each nominee as of March 21, 2003 and the nature of such ownership, as well as the number of shares and percentage of Common Stock beneficially owned by all directors and officers as a group. Unless otherwise indicated, each individual has held the principal occupation listed for more than the past five years. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.


                                                                                                       Amount and Nature of
Name of Director (Age)                                                                               Beneficial Ownership (1)
and Term as Director              Principal Occupation or Employment                                       (% of Class)
--------------------              ----------------------------------                                       ------------

Rebecca M. Braddock (49)          Vice President and Treasurer, Siboney Corporation, since                  487,000 (2)
  1985 to Present                 1987 and Secretary, Siboney Corporation, since 1985.                        (2.81%)

William D. Edwards, Jr. (44)      Chief Operating Officer, G.A. Sullivan Company, an                        200,000 (2)
  2002 to Present                 information technology consulting and software development                  (1.16%)
                                  company, since 1996.

Alan G. Johnson (68)              Senior Vice President Strategic Planning and Corporate                    600,000 (2)
  1987 to Present                 Growth, K-V Pharmaceutical Company, a specialty                             (3.45%)
                                  pharmaceutical company, since October 1999; prior thereto,
                                  Chairman of the Board and Chief Executive Officer, Johnson
                                  Research & Capital Incorporated, an investment company,
                                  since January 1999. Prior thereto, member of Gallop,
                                  Johnson & Neuman, L.C., attorneys-at-law, from 1976
                                  through 1998. Director of K-V Pharmaceutical Company.

Ernest R. Marx (52)               President, Siboney Corporation, since May 2001 and                        430,000 (2)
  1996 to Present                 President, Siboney Learning Group, Inc., since 1996;                        (2.48%)
                                  Executive Vice President, Siboney Corporation, from 1995
                                  through May 2001.

Lewis B. Shepley (63)             Consultant. President, Johnson Research & Capital                         300,000 (2)
  2001 to Present                 Incorporated, an investment company, from June 1999 to                      (1.74%)
                                  October 1999; Senior Vice President and Chief Financial
                                  Officer, The Reliable Life Insurance Company, from 1983
                                  through 1999.

Timothy J. Tegeler (61)           Chairman of the Board, Siboney Corporation, since 1987 and              2,801,631 (2) (3)
  1979 to Present                 Chief Executive Officer, Siboney Corporation, since 1985.                  (16.39%)
                                  President, Siboney Corporation, from 1985 through May 2001.
                                  Investment executive with Century Securities, Inc., an
                                  investment securities firm, since February 1993. Mr. Tegeler also is the managing trustee of the Tegeler Foundation,
                                  St. Louis, Missouri.

All Directors and Officers                                                                                4,818,631 (2) (3)
  as a group (6 persons)                                                                                      (25.9%)

-------------------------------------
(footnotes on following page)

                                       4



(1) Except as otherwise indicated, each person has sole voting and investment power with respect to all of the shares listed.

(2) Includes the following shares subject to options which are currently exercisable or are exercisable within sixty days following March 21, 2003:
     Ms. Braddock - 325,000; Mr. Edwards - 200,000; Mr. Johnson - 400,000; Mr.
     Marx - 330,000; Mr. Shepley - 250,000; and Mr. Tegeler - 100,000. All
     officers and directors as a group (6 persons) own a total of 1,605,000 shares subject to options.

(3) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."

       THE BOARD OF DIRECTORS, COMPENSATION COMMITTEE AND AUDIT COMMITTEE

     The Board of Directors held four meetings during 2002. All of the Company's directors attended 100% of the meetings held in 2002 of the Board and committees on which they serve. Directors who are not employees of the Company receive $250 per Board meeting attended. In addition, on May 16, 2002, Mr. Johnson and Mr. Shepley were each granted an option to purchase 50,000 shares of Common Stock at an exercise price of $0.38 per share and on December 16, 2002, Mr. Edwards was granted an option to purchase 200,000 shares of Common Stock at an exercise price of $0.23 per share. On the date of the grant, all of the shares underlying these options became fully vested and exercisable. These options expire five years after the date of grant. The committees of the Board consist of a Compensation Committee and an Audit Committee. The Board does not have a standing nominating committee.

COMPENSATION COMMITTEE
     Lewis B. Shepley, Chairman, Alan G. Johnson and Timothy J. Tegeler are the current members of the Compensation Committee. The Compensation Committee determines the salaries and incentive compensation of the officers of Siboney Corporation and its subsidiaries and provides recommendations for the salaries and incentive compensation of other employees. The Compensation Committee held four meetings in 2002.

AUDIT COMMITTEE
     Alan G. Johnson, Chairman, and Lewis Shepley are the current members of the Audit Committee. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of Company's auditors, the scope of the annual audit, fees to be paid to the auditors, the performance of the independent auditors and the Company's accounting practices. The Audit Committee held two meetings in 2002.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock and Ernest R. Marx. Mr. Tegeler has served as Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987, and was President of the Company from 1985 through May 2001. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as President of the Company since May 2001, as a Director of Siboney Learning Group, Inc., a wholly owned subsidiary of the Company, since October 1995 and as President of Siboney Learning Group since August 1996. Prior to May 2001, Mr. Marx served as Executive Vice President of the Company since 1995.

     Each of the executive officers serves at the discretion of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

     The following table reflects compensation paid or payable for 2002, 2001 and 2000 with respect to the Company's chief executive officer and its other executive officer whose fiscal 2002 salary and bonus combined exceeded $100,000 in each instance.

                                          SUMMARY COMPENSATION TABLE

                                                     Annual               Long Term
                                                  Compensation           Compensation
--------------------------------------------------------------------------------------------------------------
                                                                          Securities             All Other
Name and                                      Salary        Bonus         Underlying            Compensation
Principal Position               Year          ($)           ($)          Options (#)             ($) (1)
--------------------------------------------------------------------------------------------------------------
Timothy J. Tegeler               2002          85,470        3,328              0                   5,417
Chief Executive Officer          2001          81,400        4,047           50,000                 6,195
                                 2000          74,000        4,050           50,000                 6,634
--------------------------------------------------------------------------------------------------------------
Ernest R. Marx                   2002         223,608        8,290              0                   5,000
President                        2001         203,280       10,038          150,000                 6,375
                                 2000         184,800       13,870          100,000                 8,500
--------------------------------------------------------------------------------------------------------------

-----------------------------
(1) Includes contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.

                          FISCAL YEAR-END OPTION VALUES

     The following table lists the value of unexercised options at the end of 2002 by the persons listed in the Summary Compensation Table.

-----------------------------------------------------------------------------------------------------
                                   Number Of Securities Underlying          Value Of Unexercised
                                    Unexercised Options At Fiscal          In-The-Money Options At
                                             Year-End (#)                     Fiscal Year-End ($)
Name                                  Exercisable/Unexercisable           Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------
Timothy J. Tegeler                            100,000/0                              0/0
-----------------------------------------------------------------------------------------------------
Ernest R. Marx                             290,000/110,000                         11,500/0
-----------------------------------------------------------------------------------------------------

                 RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 2002 and has been selected as its independent auditor for 2003. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make a statement, if desired, and respond to appropriate questions from stockholders.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the financial reporting process for the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee operates pursuant to a written charter, which was approved and adopted by the Committee on March 7, 2003. A copy of the Charter of the Audit Committee is attached to this proxy statement as Appendix A. The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

     In accordance with Statements on Accounting Standards (SAS) No. 61, the Audit Committee held discussions with management and the independent auditors regarding the acceptability and quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements.

     The Audit Committee has also discussed with Company management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection and independence of the Company's independent auditors. Such meetings also included discussions of specific results of any audit examinations and the auditor's judgments regarding any and all of the above issues.

     The Audit Committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                    Alan G. Johnson     Lewis B. Shepley

                 FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

     The following table sets forth the amount of audit fees and all other fees billed or expected to be billed by Rubin, Brown, Gornstein & Co. LLP, the Company's principal accountant, for the years ended December 31, 2002 and 2001:

                                           2002       2001
                                         -------------------
                 Audit fees (1)          $ 44,750   $ 49,950
                 Audit-related fees (2)     1,950      1,850
                 Tax fees (3)               4,600      7,100
                 All other fees (4)         6,753      3,918
                                         -------------------
                 TOTAL FEES (5)          $ 58,053   $ 62,818

(1) Annual financial statement audit, limited quarterly review services, and review of document filed with the Securities and Exchange Commission.

(2)  Consultations regarding financial reporting and accounting standards.

(3) Income tax services, other than those directly related to the audit of the income tax accrual. Includes preparation of tax returns and assistance with tax notices.

(4)  Technical support provided for the Company's accounting software.

(5) Since rules regarding the Audit Committee's pre-approval policies and procedures and de minimus exceptions were not in place in 2001 and 2002, such disclosures are not considered applicable to this proxy statement.

                                 ANNUAL REPORT

     The 2002 Annual Report to Stockholders of the Company accompanies this Proxy Statement.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

     Any stockholder who intends to submit a proposal for inclusion in the proxy statement for the 2004 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 9, 2003. Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                 MISCELLANEOUS

     The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview but will not be compensated for such services. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are urged to mark, sign, date and send in their proxies without delay.
                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES BUT EXCLUDING EXHIBITS) IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO REBECCA M. BRADDOCK, SECRETARY, SIBONEY CORPORATION, P.O. BOX 221029, ST. LOUIS, MISSOURI 63122.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 7, 2003

                                   APPENDIX A

                              SIBONEY CORPORATION
                              -------------------
                            AUDIT COMMITTEE CHARTER
                            -----------------------

                                                           Dated March 7, 2003

PURPOSE
-------

     The Board of Directors of Siboney Corporation, a Maryland corporation (the "Company") has appointed an Audit Committee (the "Committee"). The Committee hereby adopts the following Charter.

     The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

     The Committee's primary role shall be as follows:

     o Assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders and the investment community with regard to the quality and integrity of the Company's financial reporting and the adequacy of internal controls, policies and procedures;

     o Serve as a communications focal point among non-Committee directors, management and the outside auditors with respect to accounting, financial reporting and compliance issues;

     o Function as a committee for the Board to report on the independence of the outside auditors, the integrity of management and the adequacy of the Company's public disclosure; and

     o    Perform other functions as required by law or assigned by the Board.

ORGANIZATION
------------

     The Committee shall consist of at least two directors, each appointed by the full Board. Each director appointed to the Committee shall:

     a) Be "independent" within the meaning of the New York Stock Exchange Listed Company Manual and the Sarbanes-Oxley Act of 2002 (and regulations issued thereunder), and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

     b) Be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

     The Committee shall consist of two directors, each of whom shall be "independent" and shall otherwise meet the criteria set forth in clauses (a) and
(b) above.

RESPONSIBILITIES
----------------

     The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

     The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

     The Company's outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

     In carrying out its oversight responsibilities, the Committee shall perform the following duties:

Relationship with Outside Auditors

o Review and reassess the adequacy of the Audit Committee Charter at least once annually, with the assistance of counsel and the Company's outside auditors;

o Require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

o Actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

o Confirm and assure the independence of the outside auditors, including a review of fees for tax services, management consulting services and related fees provided by the outside auditors;

o Consider with management and the outside auditors the possibility of employing audit firms other than the principal outside auditors;

o Take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

o    Consult on the selection and activities of the outside auditors:

          o    Recommend the appointment of outside auditors;

          o Beginning May 6, 2003, approve the appointment of outside auditors and for services entered into after May 6, 2003, pre-approve all audit and non-audit services or establish detailed policies and procedures for the pre-approval of all audit and non-audit services;

          o Review non-audit services provided by the outside auditors to determine what effect, if any, these services may have on their independence; and

          o Review the scope and fees of audit and non-audit services provided by the outside auditors.

o Review with management and the outside auditors the policies and procedures related to:

          o    Conflicts of interest;

          o    Ethical conduct; and

          o    Compliance with regulatory reporting and compliance requirements.

o Review with the chief financial officer and the outside auditors the coordination of the audit effort to assure completeness of coverage and the effective use of audit resources;

o Review and consider with the outside auditors and management any significant changes to the Company's accounting principles and the matters identified in Statement on Auditing Standards No. 61;

o Beginning with the audited financial statements of the Company for the fiscal year ending December 31, 2002, review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission;

o Beginning with the Form 10-Q for the first quarter ended March 31, 2003, review, or have the Committee's Chairman review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q;

o Review with management and the outside auditors the Company's quarterly financial results prior to the release of earnings;

o Review with the outside auditors (1) the proposed scope (including staffing) of their audit plan with emphasis on accounting and financial areas where the Committee or management believe special attention should be directed, (2) results of their audit, including their opinion on the financial statements and the outside auditor's judgment on the quality and appropriateness, not just the acceptability, of the Company's accounting principles as applied in the financial statements, (3) their evaluation of the adequacy of the Company's system of internal controls, (4) significant disputes, if any, with management, and (5) cooperation received from management in the conduct of the audit;

Relationship with Financial Personnel

o Review and concur in the appointment, replacement, reassignment or dismissal of the chief financial officer;

o At least once annually, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's system for monitoring compliance with applicable laws and regulations, including responses to any material inquiries received from regulators or governmental agencies;

o In consultation with management and the outside auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the outside auditors together with management's responses;

o Periodically review, with management programs established to monitor compliance with the company's code of conduct, including the Foreign Corrupt Practices Act;

o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditors;

Meetings

o Meet at least four times annually, with additional meetings held as necessary. The Committee shall request that members of management and representatives of the outside auditors participate in the meetings. The meetings shall include executive sessions with management and the outside auditors. The Committee may ask members of management and outside auditors to attend other meetings and/or provide pertinent information as necessary;

o Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law;

Other

o As required by the applicable rules of the Securities and Exchange Commission, annually prepare a report to shareholders and include any such report in the Company's annual proxy statement;

o Review significant accounting, reporting, regulatory or industry developments affecting the Company, including the potential impact of new accounting pronouncements or reporting practices;

o Periodically report to the Board on significant results of the foregoing activities; and

o Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.


                            [SIBONY CORPORATION logo]

                325 N. KIRKWOOD ROAD, SUITE 300 o P.O. BOX 221029
                 o SAINT LOUIS, MISSOURI 63122 o www.siboney.com

                               SIBONEY CORPORATION
                            Annual Meeting to be held

                                  May 14, 2003
                                   11:00 a.m.
                           The Frontenac Hilton Hotel
                           1335 South Lindbergh Blvd.
                               St. Louis, MO 63131






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                                    IMPORTANT
                                    ---------

          YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

          NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

   -------------------------------------------------------------------------



      PLEASE DETACH HERE AND RETURN THE BOTTOM PORTION OF THIS PROXY IN THE
                            ENCLOSED REPLY ENVELOPE.
--------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2003, and the 2002 Annual Report to Stockholders of the Company.

Date               , 2003
     --------------        --------------------------  -------------------------
                            Signature of Stockholder   Signature if held jointly

Please sign exactly as name appears below. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    __                                      __
   |                                          |
   |                                          |


                                                PLEASE SIGN, DATE AND RETURN THE
                                                PROXY CARD PROMPTLY USING THE
                                                ENCLOSED ENVELOPE.
   |                                          |
   |                                          |
    __                                      __

    Please check your address and zip code and note any corrections on the address label.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE




--------------------------------------------------------------------------------


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             SIBONEY CORPORATION
                      2003 ANNUAL STOCKHOLDERS' MEETING

     The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Frontenac Hilton Hotel, 1335 South Lindbergh Blvd., St. Louis, Missouri 63131, on Wednesday, May 14, 2003, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

PROPOSAL I: Election of Directors   / / FOR all nominees  / / WITHHOLD AUTHORITY
                                        listed below          to vote for all
                                                              nominees listed
                                                              below

     Rebecca M. Braddock, William D. Edwards Jr., Alan G. Johnson, Ernest R. Marx, Lewis B. Shepley and Timothy J. Tegeler
Instructions: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.

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     In their discretion with respect to the transaction of such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL I.